EXHIBIT 21.1
LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation
Anglo-American Cables Ltd.	(Incorporated in the United Kingdom)
Belden 1993 LLC	(Organized in Delaware)
Belden AB	(Incorporated in Sweden)
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)
Belden Asia (Thailand) Limited	(Incorporated in Thailand)
Belden Australia Pty Ltd.	(Incorporated in Australia)
Belden Automation (Asia Pacific) Pte. Ltd.	(Incorporated in Singapore)
Belden Brasil Comerical Ltda.	(Incorporated in Brazil)
Belden CDT (Canada) Inc.	(Incorporated in Canada)
Belden CDT European Shared Services B.V.	(Incorporated in The Netherlands)
Belden CDT International Inc.	(Incorporated in Delaware)
Belden CDT Networking, Inc.	(Incorporated in Washington)
Belden Cekan A/S	(Incorporated in Denmark)
Belden Commercial Services B.V.	(Incorporated in The Netherlands)
Belden de Sonora SA. de CV	(Incorporated in Mexico)
Belden Deutschland GmbH	(Incorporated in Germany)
Belden-Duna Kabel Kft	(Incorporated in Hungary)
Belden-EIW GmbH & Co. Kg	(German Limited Partnership)
Belden Electronics Argentina S.A.	(Incorporated in Argentina)
Belden Electronics GmbH	(Incorporated in Germany)
Belden Electronics, S.A. de CV	(Incorporated in Mexico)
Belden Europe B.V.	(Incorporated in The Netherlands)
Belden Far East Holdings, B.V.	(Incorporated in The Netherlands)
Belden France SAS	(Incorporated in France)
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)
Belden Global CV	(Netherlands Limited Partnership)
Belden Holdings, Inc.	(Incorporated in Delaware)
Belden India Private Limited	(Incorporated in India)
Belden International Holdings, B.V.	(Incorporated in The Netherlands)
Belden Italia SRL	(Incorporated in Italy)
Belden Logistic Services B.V.	(Incorporated in The Netherlands)
Belden Nordic Holding AB	(Incorporated in Sweden)
Belden Singapore Private Limited	(Incorporated in Singapore)
Belden Technologies, LLC	(Organized in Delaware)
Belden UK Limited	(Incorporated in the United Kingdom)
Belden Wire & Cable B.V.	(Incorporated in The Netherlands)
Belden Wire & Cable Company LLC	(Organized in Delaware)
Belden Hirschmann Networking System Trading (Shanghai) Co. Ltd.	(Incorporated in China)
Cable Design Technologies (Deutschland) Gmbh	(Incorporated in Germany)
CDT Asia Pacific Pte. Ltd.	(Incorporated in Singapore)
CDT International Holdings LLC	(Organized in Delaware)
Dalian LTK Electric Wire Ltd.	(Incorporated in China)
HEW-Kabel Gmbh & Co. Kg	(Incorporated in Germany)
HEW-Kabel Verwaltungs GmbH	(Incorporated in Germany)
Hirschmann Automation & Control GmbH	(Incorporated in Germany)
Hirschmann Automation & Control K.K.	(Incorporated in Japan)
Hirschmann Automation & Control Ltd.	(Incorporated in the United Kingdom)
Hirschmann Automation & Control S.L.	(Incorporated in Spain)
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)
Hirschmann Electronics GmbH	(Incorporated in Germany)

Entity	Country/State of Incorporation
Hirschmann Electronics (Hong Kong) Co. Ltd	(Incorporated in Hong Kong)
Hirschmann Industries GmbH	(Incorporated in Germany)
Hirschmann Verwaltungs GmbH	(Incorporated in Germany)
Huizhou LTK Electronic Cable Limited	(Incorporated in China)
ITC Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)
LTK Cable (Chongqing) Company Limited	(Incorporated in China)
LTK Cable (Huizhou) Ltd.	(Incorporated in China)
LTK Cable Technology Ltd.	(Incorporated in Taiwan)
LTK Electric Wire (Huizhou) Limited	(Incorporated in China)
LTK Electronic Cables (Suzhou) Limited	(Incorporated in China)
LTK Industries (Suzhou) Limited	(Incorporated in China)
LTK International Limited	(Incorporated in Hong Kong)
LTK Technologies Co. Limited	(Incorporated in Japan)
LTK Wiring Co. Limited	(Incorporated in Hong Kong)
Lukram SRO	(Incorporated in Czech Republic)
Lukra — Automation Components SRO	(Incorporated in Czech Republic)
Microlog Logistiche Dienstleistungen GmbH	(Incorporated in Germany)
Nordx/CDT Limited	(Incorporated in the United Kingdom)
Noslo Limited	(Incorporated in the United Kingdom)
Raydex/CDT Limited	(Incorporated in the United Kingdom)
Telecast Fiber Systems, Inc.	(Incorporated in Massachusetts)
Trapeze Networks B.V.	(Incorporated in The Netherlands)
Trapeze Networks France S.A.R.L.	(Incorporated in France)
Trapeze Networks K.K.	(Incorporated in Japan)
Trapeze Networks Korea Ltd.	(Incorporated in Korea)
Trapeze Networks Limited	(Incorporated in China)
Trapeze Networks Ltd.	(Incorporated in Hong Kong)
X-Mark/CDT, Inc.	(Incorporated in Pennsylvania)
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)